SHAREHOLDERS’ EQUITY	6 Months Ended
Jun. 30, 2022
Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 4 – SHAREHOLDERS’ EQUITY

a. On February 11, 2022, VBL entered into an Open Market Sale AgreementSM with Jefferies LLC (“Jefferies”), to offer and sell from time to time its ordinary shares, NIS 0.01 par value, having an aggregate offering price of up to $50.0 million (the “ATM Facility”). From February 11, 2022 through August 12, 2022, no shares were sold under the ATM Facility.

b. Effective February 13, 2022, the board of directors of VBL approved the adoption of the Inducement Plan (2022) to reserve an additional two million (2,000,000) of VBL’s ordinary shares, NIS 0.01 par value per ordinary share, to be exclusively used for grants of awards to individuals who were not previously employees or non-employee directors of VBL (or following a bona fide period of non-employment with VBL), as an inducement material to each such individual’s entry into employment with VBL within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules (Rule 5635(c)(4)). The Inducement Plan (2022) was approved by the board of directors without shareholder approval pursuant to Nasdaq Listing Rule 5635(c)(4). The term of each option granted under this plan will be determined by the board of directors, but no option shall be exercisable more than 10 years from the date of its grant.

c. In February 2022, the 615,366 shares that were classified as redeemable shares in 2021 were no longer subject to redemption and were classified as shareholders’ equity.